GEORESOURCES, INC.

SUBSCRIPTION AGREEMENT

1.

Subscription.  Subject to the terms and conditions of this Subscription Agreement (this “Agreement”) and the Registration Rights Agreement, attached hereto (the “Registration Rights Agreement”), the undersigned purchaser (the “Purchaser”) hereby irrevocably subscribes for _______________ shares of Common Stock (the “Common Stock”) of GeoResources, Inc., a Colorado corporation (the “Company”) at $______ per share and hereby tenders this Agreement and the Registration Rights Agreement.  The Purchaser agrees that this Agreement shall be irrevocable and shall survive the death or disability of the Purchaser.

2.

Representations, Warranties and Covenants of the Purchaser.  The Purchaser hereby represents and warrants to and covenants with the Company as follows:

(a)

Unless otherwise expressly disclosed to the Company in writing, the Purchaser is both (i) an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and set forth hereto on page Q-2 (for natural persons) and R-1 (for organizations), and (ii) a sophisticated investor who has knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the stock of the Company.  Furthermore, the information contained in the Purchaser’s Confidential Purchaser Questionnaire attached hereto is complete, accurate and true in all respects.

(b)

The Purchaser understands that the offer and sale of Common Stock pursuant to this Agreement is made in conjunction with the Registration Rights Agreement.

(c)

The Purchaser’s overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser’s net worth, an investment in the Company will not cause such overall commitment to become excessive, and Purchaser can afford to bear the loss of the Purchaser’s entire investment in the Company.

(d)

The Purchaser has adequate means of providing for the Purchaser’s current needs and personal contingencies and has no need for liquidity in the Purchaser’s investment in the Company.

(e)

The Purchaser has, to the extent the Purchaser has deemed advisable, employed the services of the Purchaser’s professional advisors to evaluate the merits and risks of such an investment on the Purchaser’s behalf.

(f)

The Purchaser acknowledges that an investment in the Company is subject to a multitude of material risks, including those set forth under “Risk Factors” in the Company’s Form 10-KSB for the year ended December 31, 2006 filed with the Securities and Exchange Commission on April 2, 2007.

(g)

For purposes of this private placement and an investment in the Company, the Company has made available to the Purchaser the opportunity to ask questions of and receive answers from the Company and its management, and to obtain any additional information relating to the Company and the offer and sale of Common Stock to the purchasers, to the extent that that the Company possess such additional information or can acquire it without unreasonable effort or expense.  The Purchaser has asked questions of, and has received answers and additional information, as the Purchaser deemed appropriate, as provided in the preceding sentence in this clause (g).

(h)

The Purchaser hereby acknowledges that the Purchaser has been advised that this purchase of Common Stock has not been registered with, or reviewed by, the Commission because the transaction is intended to be a non-public, private offering pursuant to Section 4(2) of the Securities Act and Regulation D thereunder.  The Purchaser represents and warrants that the Common Stock being acquired under this Agreement is being acquired for the Purchaser’s own account, for investment purposes only and not with a view for distribution or resale to others.  The Purchaser agrees that the Purchaser will not sell or otherwise transfer the securities being acquired hereby, including by way of a gift, unless they are registered under the Securities Act or unless, in the opinion of counsel satisfactory to the Company, an exemption from such registration is available.

(i)

The Purchaser understands that no securities administrator of the federal government or any state has made any finding or determination relating to the fairness of the investment offered through this Agreement and that no securities administrator of the federal government or any state has recommended or endorsed, or will recommend or endorse, the private placement of the securities purchased hereby.

(j)

The Purchaser acknowledges that as a condition to the Company’s acceptance of this Agreement, the Purchaser must execute a counterpart signature page to the Registration Rights Agreement, thus becoming a party to, and bound by, the Registration Rights Agreement.  The Purchaser acknowledges that the Purchaser has reviewed and understands the Registration Rights Agreement.

(k)

The Purchaser has the full legal competence and capacity and right to execute, deliver and perform this Agreement and the Registration Rights Agreement, and such execution, delivery and performance will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking to which the Purchaser is a party or by which the Purchaser is bound.  This Agreement and Registration Rights Agreement constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their terms.

(l)

The Purchaser acknowledges that no general or public solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by or made to the Purchaser with respect to the private placement of the securities purchased hereby, nor has any such general or public or general advertising been made by the Purchaser.

(m)

The decision of the Purchaser to invest in the Common Stock is solely the result of the Purchaser’s own personal decision, and the Purchaser has fully considered and assessed the legal, tax, economic and related matters concerning this investment and its suitability for the Purchaser before entering in this Agreement.

(n)

The Purchaser has been furnished and has completed and executed the attached Confidential Purchaser Questionnaire, and the information set forth therein by the Purchaser is true and correct in all respects and is incorporated by reference into this Agreement.

3.

Indemnification.  The Purchaser acknowledges and understands the meaning and legal consequences of the representations, warranties, covenants and agreements in Paragraph 2 above and that the Company will rely upon such representations, warranties, covenants and agreements, and the Purchaser hereby agrees to indemnify and hold harmless the Company and its respective officers, directors, controlling persons, representatives, agents and employees, from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation, warranty, covenant or agreement made by the Purchaser as set forth in this Agreement.  All representations, warranties, covenants and agreements contained in this Agreement, along with this indemnification shall survive the Company’s acceptance of this Agreement.

4.

Restrictions on Transfer.  The stock certificates representing the Common Stock of the Company issued to the Purchaser will bear a legend substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A THAT CERTAIN REGISTRATION RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

5.

Brokers or Finders.  The Purchaser represents and warrants that no person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or the Purchaser, as the case may be, for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser, or by its agents.

6.

Modification.  Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, charge, discharge or termination is sought.

7.

Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a)

if to the Purchaser, to the address set forth on the signature page of this Agreement or at such address as Purchaser has advised the Company of in writing; or

(b)

if to the Company, to

GeoResources, Inc.

Attn:  President

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

or at such other address as the Company has advised the Purchaser of in writing.

8.

Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns.

9.

Entire Agreement.  This Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein.

10.

Assignability.  This Agreement is not transferable or assignable by the undersigned or any successor thereto.

11.

Applicable law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without reference to the principles thereof relating to the conflict of laws.

12.

Jurisdiction and Service of Process.  The parties irrevocably consent to the jurisdiction of the courts of the State of Colorado and of any federal or state court located in the county of Denver, Colorado in connection with any action or proceeding arising out of or relating to this Agreement.

13.

Attorneys Fees.  In the event of a dispute regarding this Agreement that results in litigation or arbitration, the prevailing party, as determined by the finder of fact, shall be entitled to an award of reasonable attorneys fees.

14.

Counterparts.  To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.  Facsimile signatures shall have the same effect as an original signature.

15.

Certification.  The Purchaser certifies that the Purchaser has read this entire Agreement and the attached Confidential Purchaser Questionnaire and that every statement on the Purchaser’s part made and set forth herein and therein is true and complete.

[Remainder of this page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the ___ day of _________ 2007.

Address:

_________________________________

_______________________________

Signature of Purchaser

_________________________________

_______________________________

Typed/Printed Name of Purchaser

Accepted as of the ____ day of ___________ 2007.

GEORESOURCES, INC.

By:___________________________________

Name: ________________________________

and Title:______________________________

[Confidential Purchaser Questionnaire Follows.]

GEORESOURCES, INC.

CONFIDENTIAL PURCHASER QUESTIONNAIRE

(NATURAL PERSONS)

Name of Purchaser and Social Security Number:

Social

________________________________________

Security No.:_______________________

1.  Background Information.

(a) Home Address:_____________________________________________________

(b) Home Telephone:____________________

(c) U.S. Citizen:

Yes___

No____

(d) Occupation:_______________________________________________

(e) Employer:________________________________________________

(f) Business Address:__________________________________________________

(g) Business Telephone:___________________

(h) Age:__________

(i) Send Mail to:

Home___

Office___

Other address:________________________________________________________

(j) Are you aware that an investment in the Company has significant risk?

Yes____

No____

(k) Do you have a means of providing for your needs and personal contingencies following your investment in the Company, having no need for liquidity from this investment for the foreseeable future?

Yes____  No____

2.  Are you investing in the Common Stock of the Company solely for your own account, and without joint or common ownership with any other person?

Yes____  No____

If not, please state any other persons you are investing with or for, and the nature of any joint or common ownership of the stock with them:

_______________________________________________________________________

3.  Purchaser Suitability.

Please indicate whichever of the following (if any) certifications apply to you:

(a) I certify that I am an “accredited investor” because I have an individual net worth (or joint net worth with my spouse) in excess of $1,000,000.  Yes____  No____

For purposes of the foregoing paragraph (a), the term “net worth” means the excess of total assets over total liabilities.  For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances.

(b) I certify that I am an “accredited investor” because I had an individual income (not including any amounts attributable to my spouse or to property owned by my spouse) of more than $200,000 in each of the previous two (2) calendar years and I reasonably expect to reach the same income level in the current year.  Yes____  No____

For purposes of the foregoing paragraph (b) and paragraph (c) which follows, “income” means actual economic income, which may differ from adjusted gross income for income tax purposes.  Accordingly, the Purchaser should consider whether the Purchaser should add any or all of the following items to the Purchaser’s or the Purchaser’s and the Purchaser’s spouse’s adjusted gross income for income tax purposes in order to reflect more accurately the actual economic income:  any tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

(c) I certify that I am an “accredited investor” because I had a joint income with my spouse in excess of $300,000 in each of the previous two (2) calendar years and I reasonably expect to reach the same income level in the current year.  Yes____  No____

(d) Have you had training or experience in financial and business matters?

Yes ______

No ______

If yes, please give details: __________________________________________

___________________________________________________________________________

4.  Reliance by the Company.

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent, warrant and covenant to the Company as follows:

(a) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which I have executed this Confidential Purchaser Questionnaire is exempt from registration under the Securities Act; and

(b) I will notify the Company immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of my subscription by the Company.

______________________________

Signature of Purchaser

Dated: ______________, 2007

_______________________________

Typed/Printed Name of Purchaser

GEORESOURCES, INC.

CONFIDENTIAL PURCHASER QUESTIONNAIRE

(ORGANIZATIONS ONLY)

Name of Purchaser and Tax Identification Number:

Tax

___________________________________

Identification No.:_______________________

1.  Background Information.

(a) Principal Contact and Position :__________________________________________

(b) Address:____________________________________________________________

(c) Telephone: _______________________

(d) Fax Number:______________________

(e) Email:__________________________________________

This Confidential Purchaser Questionnaire, which is attached to and made part of that certain Subscription Agreement, between the undersigned and, if accepted, the Company (the “Subscription Agreement”), is applicable only to those prospective investors which are organizations as opposed to natural persons.

The undersigned makes the following representations and warranties, in addition to those set forth in the Subscription Agreement, subject to all other terms contained in the Subscription Agreement.

Section 1.

As provided in Section 2(a) of the Subscription Agreement, the undersigned organization is an “accredited investor” because it is (check each applicable condition):

_______

A bank as defined in Section 3(a)(2) of the 1933 Act;

_______

A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in his individual or fiduciary capacity;

_______

A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

_______

An insurance company as defined in Section 2(13) of the 1933 Act;

_______

An investment company registered under the Investment Company Act;

_______

A business development company, as defined in Section 2(a)(48) of the Investment Company Act;

_______

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958;

_______

An employee benefit plan (other than a participant - directed plan), established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees with total assets in excess of $5,000,000;

_______

An employee benefit plan (other than a participant - directed plan) within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if either (a) the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is a bank, savings and loan association, insurance company, or registered instrument adviser, or (b) the employee benefit plan has assets in excess of $5,000,000;

_______

A private business development company, as defined in Section 202(a)(22) of the Advisers Act;

_______

An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 (the “Code”), not formed for the specific purpose of acquiring the Common Stock, and which has total assets in excess of $5,000,000;

_______

A corporation, a Massachusetts or similar business trust, or a partnership, which entity was not formed for the specific purpose of acquiring the Common Stock, and which has total assets in excess of $5,000,000;

_______

An IRA or other self-directed employee benefit plan established for the benefit of one or more individuals and with investment decisions made solely by persons who are accredited investors at the time of purchase of the Common Stock;

_______

A trust with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase of the Common Stock is directed by a sophisticated person as described in Rule 506(b)(ii) promulgated under the 1933 Act; and/or

_______

An entity of which each of the equity owners (a) satisfies one or more of the above conditions of this Item (1); or (b) is either: a natural person whose individual net worth, or joint net worth together with that person’s spouse, exceeds $1,000,000 or is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Section 2.

The undersigned is ___/is not ___ (check one) an Investment Company Investor, as defined below.

An “Investment Company Investor” is (i) an investment company registered under the Investment Company Act, (ii) a “private investment company” exempt from registration under the Investment Company Act pursuant to Section 3(c)(1) thereof, or (iii) a “business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Section 3.

This acquisition has been duly authorized by all necessary directors, officers or other necessary persons of the undersigned and will not violate any agreement to which the undersigned is a party; and the Subscription Agreement shall be valid and binding against the undersigned and enforceable against it in accordance with its terms.

Section 4.

As a partnership, corporation, trust or other entity, the undersigned represents and warrants that (i) the undersigned has enclosed with this Agreement appropriate evidence of the authority of the individual executing the Subscription Agreement to act on behalf of the undersigned, (ii) the undersigned was not specifically formed to acquire the Common Stock subscribed for herein, (iii) the equity owners of the undersigned share in the profits and losses of all investments of the undersigned in the same way on the basis of their proportional ownership, and do not have non-pro rata Common Stock in specified investments of the undersigned, and (iv) neither the undersigned nor any person owning an interest in the undersigned owns Common Stock in the Company.

______________________________

Signature of Purchaser

Name:

Title:

Dated: ______________, 2007

_______________________________

Typed/Printed Name of Purchaser